EXHIBIT 99.302CERT

CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940

I, Robert L. Young, certify that:

1.	I have reviewed this report on Form N-Q of Highbridge Dynamic Commodities Strategy Fund, Highbridge Statistical Market Neutral Fund, JPMorgan Asia Pacific Fund, JPMorgan China Region Fund, JPMorgan Commodities Strategy Fund, JPMorgan Diversified Risk Fund, JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Local Currency Debt Fund, JPMorgan Ex-G4 Currency Strategies Fund, JPMorgan Global Allocation Fund, JPMorgan Global Equity Income Fund, JPMorgan Global Natural Resources Fund, JPMorgan Global Opportunities Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan Growth Long/Short Fund, JPMorgan Income Builder Fund, JPMorgan India Fund, JPMorgan International Currency Income Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Realty Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund, JPMorgan International Value SMA Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund, JPMorgan Latin America Fund, JPMorgan Multi-Cap Long/Short Fund, JPMorgan Research Equity Long/Short Fund, JPMorgan Research Market Neutral Fund, JPMorgan Russia Fund, JPMorgan Strategic Preservation Fund, JPMorgan Tax Aware Equity Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Real Return SMA Fund and JPMorgan Total Emerging Markets Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the Funds as of the end of the fiscal quarter for which the report is filed;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Funds and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	Evaluated the effectiveness of the Funds’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d)	Disclosed in this report any change in the Funds’ internal control over financial reporting that occurred during the Funds’ most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Funds’ auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting.

Date: September 27, 2013	By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer

CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940

I, Joy C. Dowd, certify that:

1.	I have reviewed this report on Form N-Q of Highbridge Dynamic Commodities Strategy Fund, Highbridge Statistical Market Neutral Fund, JPMorgan Asia Pacific Fund, JPMorgan China Region Fund, JPMorgan Commodities Strategy Fund, JPMorgan Diversified Risk Fund, JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Local Currency Debt Fund, JPMorgan Ex-G4 Currency Strategies Fund, JPMorgan Global Allocation Fund, JPMorgan Global Equity Income Fund, JPMorgan Global Natural Resources Fund, JPMorgan Global Opportunities Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan Growth Long/Short Fund, JPMorgan Income Builder Fund, JPMorgan India Fund, JPMorgan International Currency Income Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Realty Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund, JPMorgan International Value SMA Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund, JPMorgan Latin America Fund, JPMorgan Multi-Cap Long/Short Fund, JPMorgan Research Equity Long/Short Fund, JPMorgan Research Market Neutral Fund, JPMorgan Russia Fund, JPMorgan Strategic Preservation Fund, JPMorgan Tax Aware Equity Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Real Return SMA Fund and JPMorgan Total Emerging Markets Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the Funds as of the end of the fiscal quarter for which the report is filed;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Funds and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	Evaluated the effectiveness of the Funds’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d)	Disclosed in this report any change in the Funds’ internal control over financial reporting that occurred during the Funds’ most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Funds’ auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting.

Date: September 27, 2013	By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer